Exhibit 99.1

Apple Hospitality REIT Reports Results of Operations for Fourth Quarter and Full Year 2017

RICHMOND, Va. (February 22, 2018) – Apple Hospitality REIT, Inc. (NYSE: APLE) (the “Company” or “Apple Hospitality”) today announced results of operations for the fourth quarter and full year of 2017.

 Selected Statistical and Financial Data
As of and For the Three Months and Years Ended December 31
(Unaudited) (in thousands, except statistical and per share amounts)(1)

	Three Months Ended			Years Ended
	December 31,			December 31,
	2017	2016	% Change	2017	2016	% Change

Net income (loss)	$(2,303)	$41,554	n/a	$182,492	$144,652	26.2%
Net income (loss) per share	$(0.01)	$0.19	n/a	$0.82	$0.76	7.9%

Adjusted EBITDA	$93,073	$94,770	(1.8%)	$438,538	$377,978	16.0%
Comparable Hotels Adjusted Hotel EBITDA	$101,386	$98,642	2.8%	$469,089	$469,646	(0.1%)
Comparable Hotels Adjusted Hotel EBITDA Margin	34.9%	35.5%	(60 bps)	37.8%	38.7%	(90 bps)
Modified funds from operations (MFFO)	$80,956	$83,218	(2.7%)	$389,430	$336,602	15.7%
MFFO per share	$0.36	$0.37	(2.7%)	$1.74	$1.76	(1.1%)

ADR (Actual)	$130.30	$127.81	1.9%	$134.61	$133.61	0.7%
Occupancy (Actual)	73.5%	72.4%	1.5%	77.4%	76.9%	0.7%
RevPAR (Actual)	$95.76	$92.52	3.5%	$104.13	$102.80	1.3%

Comparable Hotels ADR	$130.28	$127.82	1.9%	$134.75	$133.45	1.0%
Comparable Hotels Occupancy	73.5%	72.4%	1.5%	77.5%	77.0%	0.6%
Comparable Hotels RevPAR	$95.78	$92.55	3.5%	$104.40	$102.80	1.6%

Distributions paid	$67,201	$67,116	0.1%	$267,917	$229,056	17.0%
Distributions paid per share	$0.30	$0.30	-	$1.20	$1.20	-

Total debt outstanding	$1,224,335
Total debt to total capitalization (2)	21.4%

(1) Explanations of and reconciliations to net income (loss) determined in accordance with generally accepted accounting principles (“GAAP”) of non-GAAP financial measures, Adjusted EBITDA, Comparable Hotels Adjusted Hotel EBITDA and MFFO, are included below.
(2) Total debt outstanding divided by total debt outstanding plus equity market capitalization based on the Company’s closing share price of $19.61 on December 31, 2017.

Comparable Hotels is defined as the 239 hotels owned by the Company as of December 31, 2017. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company’s ownership, and for dispositions, results have been excluded for the Company’s period of ownership. Results for periods prior to the Company’s ownership have not been included in the Company’s actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company’s ownership are based on information from the prior owner of each hotel and have not been audited or adjusted.

Justin Knight, President and Chief Executive Officer of Apple Hospitality REIT, commented, “The Company achieved an increase in Comparable Hotels RevPAR of 3.5 percent for the quarter and 1.6 percent for the year, due in part to increased demand in Houston and portions of Florida. Despite a low rate growth environment and ongoing wage pressure driven by low unemployment, we achieved a strong Comparable Hotels Adjusted Hotel EBITDA Margin of 37.8 percent for the year. We are pleased to have completed seven strategic hotel acquisitions in recent months, adding to our portfolio’s geographic diversity and increasing our exposure in strong business and leisure markets. Our results
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continue to highlight the benefits of our geographically diverse portfolio of rooms-focused Marriott and Hilton branded hotels, complemented by a strong flexible balance sheet, and we are confident this strategy will continue to benefit shareholders over the long term.”

Transactional Activity
Acquisitions
•	On February 2, 2017, Apple Hospitality acquired the newly constructed 124-room Courtyard by Marriott® in Fort Worth, Texas, for a gross purchase price of approximately $18 million.
•
On September 12, 2017, the Company acquired the newly constructed Hilton Garden Inn® and Home2 Suites by Hilton® hotels in Birmingham, Alabama, with a combined total of 210 rooms, for a combined gross purchase price of approximately $38 million.

•	On October 13, 2017, the Company acquired an existing 179-room Residence Inn by Marriott® in Portland, Maine, for a gross purchase price of approximately $56 million.
•	On October 20, 2017, the Company acquired an existing 136-room Residence Inn by Marriott® in the Murray suburb of Salt Lake City, Utah, for a gross purchase price of approximately $26 million.
•	On December 1, 2017, the Company acquired an existing 135-room Home2 Suites by Hilton® in Anchorage, Alaska, for a gross purchase price of approximately $24 million.
•
On February 5, 2018, the Company acquired an existing 119-room Hampton Inn & Suites by Hilton® in Atlanta, Georgia, and an existing 144-room Hampton Inn & Suites by Hilton® in Memphis, Tennessee, for a combined gross purchase price of $63 million.

Dispositions
•
On April 20, 2017, the Company completed the sale of the 224-room Hilton® in Dallas, Texas, for a gross sales price of approximately $56 million, including debt assumed by the buyer of approximately $27 million. As a result of the sale, the Company recognized a gain of approximately $16 million in the second quarter of 2017.

•
On October 5, 2017, the Company completed the sale of the 316-room Marriott® in Fairfax, Virginia, for a gross sales price of approximately $42 million. As a result of the sale, the Company recognized a gain of approximately $0.3 million in the fourth quarter of 2017.

Merger with Apple REIT Ten, Inc.
Effective September 1, 2016, Apple Hospitality completed its merger with Apple REIT Ten, Inc. (“Apple Ten”).  The merger added 56 Marriott® and Hilton® branded primarily select-service and extended-stay hotels with 7,209 guest rooms to the Company’s portfolio. As consideration in the merger, the Company issued approximately 49 million common shares and paid approximately $94 million to the Apple Ten shareholders, and assumed approximately $257 million of debt.

Capital Improvements
Apple Hospitality consistently reinvests in its hotels to maintain and enhance each property’s relevance and competitive position within its respective market. During the year ended December 31, 2017, the Company invested approximately $69 million in capital expenditures. The Company plans to continue to reinvest in its hotels and anticipates investing $70 million to $80 million in capital improvements during 2018, which includes various scheduled renovation projects for approximately 30 to 35 properties.

Balance Sheet and Capital Markets
As of December 31, 2017, Apple Hospitality had approximately $1.2 billion of total outstanding indebtedness with a current combined weighted-average interest rate of approximately 3.6 percent for 2018. Excluding unamortized debt
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issuance costs and fair value adjustments, the Company’s total outstanding indebtedness is comprised of approximately $457 million in property-level debt secured by 29 hotels and $767 million outstanding on its unsecured credit facilities. Apple Hospitality’s undrawn capacity on its unsecured credit facilities at December 31, 2017, was approximately $433 million. The Company’s total debt to total capitalization at December 31, 2017, was approximately 21 percent, which provides Apple Hospitality with financial flexibility to fund capital requirements and pursue opportunities in the marketplace.

During the fourth quarter of 2017, the Company sold approximately 6.9 million common shares under its at-the-market offering program at a weighted-average market sales price of approximately $19.55 per common share and received aggregate gross proceeds of approximately $135.1 million and proceeds net of offering costs of approximately $132.9 million. The Company used the proceeds from the sale of these shares to pay down borrowings on its revolving credit facility, providing additional capacity for strategic growth while maintaining the Company’s strong balance sheet.

Renaissance® New York Hotel 57
The fourth quarter of 2017 includes a $38 million non-cash impairment charge related to the Company’s Renaissance® New York Hotel 57, as a result of declines in the hotel’s current and projected cash flows. The hotel has been and is expected to be impacted by a combination of:  declines in existing and forecasted hotel market conditions in New York City; new supply in the market; and the loss of retail tenants and the extended period of time and incremental costs it has taken and is anticipated to take to re-lease the available retail space.

Shareholder Distributions
Apple Hospitality paid distributions of $0.30 per common share during the three-month period ended December 31, 2017, and $1.20 per common share for the year ended December 31, 2017. Based on the Company’s common share closing price of $18.16 on February 20, 2018, the annual distribution represents an annual yield of approximately 6.6 percent. The Company’s Board of Directors, in consultation with management, will continue to regularly monitor the Company’s distribution rate relative to the performance of its hotels, capital improvement needs, varying economic cycles, acquisitions and dispositions. At its discretion, the Company’s Board of Directors may make adjustments as determined to be prudent in relation to other cash requirements of the Company.

2018 Outlook
Apple Hospitality is providing its operational and financial outlook for 2018. This outlook, which is based on management’s current view of both operating and economic fundamentals of the Company’s existing portfolio of hotels, does not take into account any unanticipated developments in its business or changes in its operating environment, nor does it take into account any unannounced hotel acquisitions or dispositions. Comparable Hotels RevPAR Growth and Comparable Hotels Adjusted Hotel EBITDA Margin % guidance include properties acquired, as if the hotels were owned as of January 1, 2017, and exclude completed dispositions since January 1, 2017. For the full year 2018, the Company anticipates:

	2018 Guidance(1)
	Low-End	High-End

Net income	$197 Million	$221 Million

Comparable Hotels RevPAR Growth	0.0%	2.0%

Comparable Hotels Adjusted Hotel EBITDA Margin %	36.8%	37.8%

Adjusted EBITDA	$437 Million	$457 Million

(1)	Explanations of and reconciliations to net income guidance of Adjusted EBITDA guidance are included below.

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Earnings Call
The Company will host a quarterly conference call for investors and interested parties on Friday, February 23, 2018, at 9:00 a.m. Eastern Time. The conference call will be accessible by telephone and the internet. To access the call, participants from within the U.S. should dial (877) 407-9039, and participants from outside the U.S. should dial (201) 689-8470. Participants may also access the call via live webcast by visiting the Investor Information section of the Company’s website at ir.applehospitalityreit.com. A replay of the call will be available from approximately 12:00 p.m. Eastern Time on February 23, 2018, through 11:59 p.m. Eastern Time on March 9, 2018. To access the replay, the domestic dial-in number is (844) 512-2921, the international dial-in number is (412) 317-6671, and the passcode is 13674824. The archive of the webcast will be available on the Company’s website for a limited time.

About Apple Hospitality REIT, Inc.
Apple Hospitality REIT, Inc. (NYSE: APLE) is a publicly traded real estate investment trust (REIT) that owns one of the largest portfolios of upscale, select-service hotels in the United States. The Company’s highly diversified portfolio consists of 241 hotels with more than 30,500 guest rooms located in 88 markets throughout 34 states. The Company’s hotels are franchised with industry leading brands, and the Company’s portfolio includes 117 Marriott® branded hotels and 124 Hilton® branded hotels. For more information, please visit www.applehospitalityreit.com.

Apple Hospitality REIT Non-GAAP Financial Measures
The Company considers the following non-GAAP financial measures useful to investors as key supplemental measures of its operating performance:  Funds from Operations (“FFO”); Modified FFO (“MFFO”); Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”); Adjusted EBITDA (“Adjusted EBITDA”); and Adjusted Hotel EBITDA (“Adjusted Hotel EBITDA”). These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss), cash flow from operations, or any other operating GAAP measure. FFO, MFFO, EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA are not necessarily indicative of funds available to fund the Company’s cash needs, including its ability to make cash distributions. Although FFO, MFFO, EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA, as calculated by the Company, may not be comparable to FFO, MFFO, EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA, as reported by other companies that do not define such terms exactly as the Company defines such terms, the Company believes these supplemental measures are useful to investors when comparing the Company’s results between periods and with other REITs. Reconciliations of these non-GAAP financial measures to net income (loss) are provided in the following pages.

Forward-Looking Statements Disclaimer
Certain statements contained in this press release other than historical facts may be considered forward-looking statements. These forward-looking statements are predictions and generally can be identified by use of statements that include phrases such as “may,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “plan,” “should,” “will,” “predict,” “potential,” “outlook,” “strategy,” and similar expressions that convey the uncertainty of future events or outcomes.  Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of Apple Hospitality to be materially different from future results, performance, or achievements expressed or implied by such forward-looking statements.  Such factors include, but are not limited to, the ability of Apple Hospitality to effectively acquire and dispose of properties; the ability of Apple Hospitality to successfully integrate pending transactions and implement its operating strategy; changes in general political, economic and competitive conditions and specific market conditions; adverse changes in the real estate and real estate capital markets; financing risks; the outcome of current and future litigation, including any legal proceedings that have been or may be instituted against Apple Hospitality or others; regulatory proceedings or inquiries; and changes in laws or regulations or interpretations of current laws and regulations that impact Apple Hospitality’s business, assets or classification as a real estate investment trust.  Although Apple Hospitality believes that the
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assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this press release will prove to be accurate.  In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by Apple Hospitality or any other person that the results or conditions described in such statements or the objectives and plans of Apple Hospitality will be achieved.  In addition, Apple Hospitality’s qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code.  Readers should carefully review Apple Hospitality’s financial statements and the notes thereto, as well as the risk factors described in Apple Hospitality’s filings with the Securities and Exchange Commission, including, but not limited to, in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.  Any forward-looking statement that Apple Hospitality makes speaks only as of the date of such statement. Apple Hospitality undertakes no obligation to publicly update or revise any forward-looking statements or cautionary factors, as a result of new information, future events, or otherwise, except as required by law.

Contact:
Apple Hospitality REIT, Inc.
Kelly Clarke, Vice President, Investor Relations
(804) 727-6321
kclarke@applereit.com

For additional information or to receive press releases by email, visit www.applehospitalityreit.com.

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Apple Hospitality REIT, Inc.
Consolidated Balance Sheets
(in thousands, except share data)

	As of December 31,
	2017	2016

Assets
Investment in real estate, net of accumulated depreciation
of $731,284 and $557,597, respectively	$4,793,159	$4,823,489
Assets held for sale	-	39,000
Restricted cash-furniture, fixtures and other escrows	29,791	29,425
Due from third party managers, net	31,457	31,460
Other assets, net	47,931	56,509
Total Assets	$4,902,338	$4,979,883

Liabilities
Revolving credit facility	$106,900	$270,000
Term loans	656,279	570,934
Mortgage debt	459,017	497,029
Accounts payable and other liabilities	109,057	124,856
Total Liabilities	1,331,253	1,462,819

Shareholders’ Equity
Preferred stock, authorized 30,000,000 shares; none issued
and outstanding	-	-
Common stock, no par value, authorized 800,000,000 shares;
issued and outstanding 229,961,548 and 222,938,648 shares, respectively	4,588,188	4,453,205
Accumulated other comprehensive income	9,778	4,589
Distributions greater than net income	(1,026,881)	(940,730)
Total Shareholders’ Equity	3,571,085	3,517,064

Total Liabilities and Shareholders’ Equity	$4,902,338	$4,979,883

Note:
The Consolidated Balance Sheets and corresponding footnotes can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

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Apple Hospitality REIT, Inc.
Consolidated Statements of Operations and Comprehensive Income
(in thousands, except per share data)

	Three Months Ended		Years Ended
	December 31, (Unaudited)		December 31,
	2017	2016	2017	2016
Revenues:
Room	$266,013	$257,360	$1,143,987	$956,119
Other	23,054	25,071	94,635	84,906
Total revenue	289,067	282,431	1,238,622	1,041,025

Expenses:
Operating	75,282	75,062	310,756	262,432
Hotel administrative	24,850	23,178	99,745	81,099
Sales and marketing	25,010	23,419	100,877	82,663
Utilities	9,927	9,723	41,909	35,585
Repair and maintenance	12,069	12,082	48,463	41,249
Franchise fees	12,319	12,013	52,930	44,225
Management fees	9,650	9,397	42,722	35,586
Property taxes, insurance and other	17,045	16,545	69,391	56,860
Ground lease	2,827	2,822	11,313	10,409
General and administrative	8,086	4,521	26,341	17,032
Transaction and litigation costs (reimbursements)	-	(2,872)	(2,586)	34,989
Loss on impairment of depreciable real estate assets	38,000	-	45,875	5,471
Depreciation	44,729	43,512	176,499	148,163
Total expenses	279,794	229,402	1,024,235	855,763

Operating income	9,273	53,029	214,387	185,262

Interest and other expense, net	(11,753)	(11,507)	(47,343)	(40,026)
Gain (loss) on sale of real estate	312	(153)	16,295	(153)

Income (loss) before income taxes	(2,168)	41,369	183,339	145,083

Income tax benefit (expense)	(135)	185	(847)	(431)

Net income (loss)	$(2,303)	$41,554	$182,492	$144,652

Other comprehensive income:
Interest rate derivatives	4,560	14,580	5,189	6,646

Comprehensive income	$2,257	$56,134	$187,681	$151,298

Basic and diluted net income (loss) per common share	$(0.01)	$0.19	$0.82	$0.76

Weighted average common shares outstanding - basic and diluted	224,935	223,177	223,526	190,856

Note:
The Consolidated Statements of Operations and Comprehensive Income and corresponding footnotes can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

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Apple Hospitality REIT, Inc.
Comparable Hotels Operating Metrics and Statistical Data
(Unaudited)
(in thousands except statistical data)

	Three Months Ended			Years Ended
	December 31,			December 31,
	2017	2016	% Change	2017	2016	% Change

Room revenue	$267,180	$255,297	4.7%	$1,149,409	$1,123,918	2.3%
Other revenue	23,023	22,852	0.7%	91,779	91,201	0.6%
Total revenue	290,203	278,149	4.3%	1,241,188	1,215,119	2.1%

Total operating expenses	188,817	179,507	5.2%	772,099	745,473	3.6%

Adjusted Hotel EBITDA	$101,386	$98,642	2.8%	$469,089	$469,646	(0.1%)
Adjusted Hotel EBITDA Margin %	34.9%	35.5%	(60 bps)	37.8%	38.7%	(90 bps)

ADR (Comparable Hotels)	$130.28	$127.82	1.9%	$134.75	$133.45	1.0%
Occupancy (Comparable Hotels)	73.5%	72.4%	1.5%	77.5%	77.0%	0.6%
RevPAR (Comparable Hotels)	$95.78	$92.55	3.5%	$104.40	$102.80	1.6%

ADR (Actual)	$130.30	$127.81	1.9%	$134.61	$133.61	0.7%
Occupancy (Actual)	73.5%	72.4%	1.5%	77.4%	76.9%	0.7%
RevPAR (Actual)	$95.76	$92.52	3.5%	$104.13	$102.80	1.3%

Reconciliation to Actual Results

Total Revenue (Actual)	$289,067	$282,431		$1,238,622	$1,041,025
Revenue from acquisitions prior to ownership	1,334	4,007		17,157	209,376
Revenue from dispositions	(147)	(8,242)		(14,395)	(35,238)
Lease revenue intangible amortization	(51)	(47)		(196)	(44)
Comparable Hotels Total Revenue	$290,203	$278,149		$1,241,188	$1,215,119

Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$101,159	$99,291		$464,879	$395,010
AHEBITDA from acquisitions prior to ownership	265	1,517		7,890	83,822
AHEBITDA from dispositions	(38)	(2,166)		(3,680)	(9,186)
Comparable Hotels AHEBITDA	$101,386	$98,642		$469,089	$469,646

Note:
Comparable Hotels is defined as the 239 hotels owned by the Company as of December 31, 2017. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company’s ownership, and for dispositions, results have been excluded for the Company’s period of ownership. Results for periods prior to the Company’s ownership have not been included in the Company’s actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company’s ownership are based on information from the prior owner of each hotel and have not been audited or adjusted.

Reconciliation of net income (loss) to non-GAAP financial measures is included in the following pages.

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Apple Hospitality REIT, Inc.
Comparable Hotels Quarterly Operating Metrics and Statistical Data
(Unaudited)
(in thousands except statistical data)

	Three Months Ended
	3/31/2016	6/30/2016	9/30/2016	12/31/2016	3/31/2017	6/30/2017	9/30/2017	12/31/2017

Room revenue	$263,303	$304,499	$300,819	$255,297	$267,744	$307,545	$306,940	$267,180
Other revenue	21,592	23,793	22,964	22,852	21,911	24,672	22,173	23,023
Total revenue	284,895	328,292	323,783	278,149	289,655	332,217	329,113	290,203

Total operating expenses	177,877	191,483	196,606	179,507	184,470	198,887	199,925	188,817

Adjusted Hotel EBITDA	$107,018	$136,809	$127,177	$98,642	$105,185	$133,330	$129,188	$101,386
Adjusted Hotel EBITDA Margin %	37.6%	41.7%	39.3%	35.5%	36.3%	40.1%	39.3%	34.9%

ADR (Comparable Hotels)	$132.51	$137.15	$135.67	$127.82	$132.86	$137.61	$137.72	$130.28
Occupancy (Comparable Hotels)	73.5%	81.8%	80.4%	72.4%	74.5%	81.6%	80.3%	73.5%
RevPAR (Comparable Hotels)	$97.42	$112.20	$109.06	$92.55	$98.95	$112.24	$110.64	$95.78

ADR (Actual)	$133.16	$138.16	$136.04	$127.81	$133.39	$137.56	$136.73	$130.30
Occupancy (Actual)	74.1%	82.2%	80.2%	72.4%	74.4%	81.5%	80.0%	73.5%
RevPAR (Actual)	$98.66	$113.59	$109.07	$92.52	$99.27	$112.10	$109.45	$95.76

Reconciliation to Actual Results

Total Revenue (Actual)	$224,487	$257,636	$276,471	$282,431	$292,925	$331,704	$324,926	$289,067
Revenue from acquisitions prior to ownership	68,380	80,701	56,288	4,007	3,464	5,104	7,255	1,334
Revenue from dispositions	(8,069)	(9,998)	(8,929)	(8,242)	(6,687)	(4,544)	(3,017)	(147)
Lease revenue intangible amortization	97	(47)	(47)	(47)	(47)	(47)	(51)	(51)
Comparable Hotels Total Revenue	$284,895	$328,292	$323,783	$278,149	$289,655	$332,217	$329,113	$290,203

Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$83,438	$105,574	$106,707	$99,291	$105,832	$132,138	$125,750	$101,159
AHEBITDA from acquisitions prior to ownership	25,312	34,230	22,763	1,517	1,060	2,471	4,094	265
AHEBITDA from dispositions	(1,732)	(2,995)	(2,293)	(2,166)	(1,707)	(1,279)	(656)	(38)
Comparable Hotels AHEBITDA	$107,018	$136,809	$127,177	$98,642	$105,185	$133,330	$129,188	$101,386

Note:
Comparable Hotels is defined as the 239 hotels owned by the Company as of December 31, 2017. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company’s ownership, and for dispositions, results have been excluded for the Company’s period of ownership. Results for periods prior to the Company’s ownership have not been included in the Company’s actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company’s ownership are based on information from the prior owner of each hotel and have not been audited or adjusted.

Reconciliation of net income (loss) to non-GAAP financial measures is included in the following pages.

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Apple Hospitality REIT, Inc.
Same Store Hotels Operating Metrics and Statistical Data
(Unaudited)
(in thousands except statistical data)

	Three Months Ended			Years Ended
	December 31,			December 31,
	2017	2016	% Change	2017	2016	% Change

Room revenue	$199,219	$193,850	2.8%	$864,530	$856,834	0.9%
Other revenue	17,998	18,361	(2.0%)	71,690	72,150	(0.6%)
Total revenue	217,217	212,211	2.4%	936,220	928,984	0.8%

Total operating expenses	142,317	137,389	3.6%	586,496	572,601	2.4%

Adjusted Hotel EBITDA	$74,900	$74,822	0.1%	$349,724	$356,383	(1.9%)
Adjusted Hotel EBITDA Margin %	34.5%	35.3%	(80 bps)	37.4%	38.4%	(100 bps)

ADR (Same Store Hotels)	$130.96	$128.69	1.8%	$135.63	$134.34	1.0%
Occupancy (Same Store Hotels)	73.4%	72.7%	1.0%	77.6%	77.4%	0.3%
RevPAR (Same Store Hotels)	$96.16	$93.60	2.7%	$105.19	$104.00	1.1%

ADR (Actual)	$130.30	$127.81	1.9%	$134.61	$133.61	0.7%
Occupancy (Actual)	73.5%	72.4%	1.5%	77.4%	76.9%	0.7%
RevPAR (Actual)	$95.76	$92.52	3.5%	$104.13	$102.80	1.3%

Reconciliation to Actual Results

Total Revenue (Actual)	$289,067	$282,431		$1,238,622	$1,041,025
Revenue from acquisitions	(71,652)	(61,931)		(287,811)	(85,811)
Revenue from dispositions	(147)	(8,242)		(14,395)	(26,186)
Lease revenue intangible amortization	(51)	(47)		(196)	(44)
Same Store Hotels Total Revenue	$217,217	$212,211		$936,220	$928,984

Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$101,159	$99,291		$464,879	$395,010
AHEBITDA from acquisitions	(26,221)	(22,303)		(111,475)	(31,793)
AHEBITDA from dispositions	(38)	(2,166)		(3,680)	(6,834)
Same Store Hotels AHEBITDA	$74,900	$74,822		$349,724	$356,383

Note:
Same Store Hotels is defined as the 177 hotels owned by the Company as of January 1, 2016 and during the entirety of the periods being compared. This information has not been audited.

Reconciliation of net income (loss) to non-GAAP financial measures is included in the following pages.

Page | 10

Apple Hospitality REIT, Inc.
Same Store Hotels Quarterly Operating Metrics and Statistical Data
(Unaudited)
(in thousands except statistical data)

	Three Months Ended
	3/31/2016	6/30/2016	9/30/2016	12/31/2016	3/31/2017	6/30/2017	9/30/2017	12/31/2017

Room revenue	$202,285	$232,836	$227,863	$193,850	$202,007	$232,485	$230,819	$199,219
Other revenue	17,156	18,737	17,896	18,361	17,243	19,380	17,069	17,998
Total revenue	219,441	251,573	245,759	212,211	219,250	251,865	247,888	217,217

Total operating expenses	137,197	147,679	150,336	137,389	140,244	151,866	152,069	142,317

Adjusted Hotel EBITDA	$82,244	$103,894	$95,423	$74,822	$79,006	$99,999	$95,819	$74,900
Adjusted Hotel EBITDA Margin %	37.5%	41.3%	38.8%	35.3%	36.0%	39.7%	38.7%	34.5%

ADR (Same Store Hotels)	$133.16	$138.23	$136.60	$128.69	$133.43	$138.65	$138.86	$130.96
Occupancy (Same Store Hotels)	74.2%	82.2%	80.5%	72.7%	74.7%	81.8%	80.2%	73.4%
RevPAR (Same Store Hotels)	$98.75	$113.66	$110.02	$93.60	$99.70	$113.45	$111.42	$96.16

ADR (Actual)	$133.16	$138.16	$136.04	$127.81	$133.39	$137.56	$136.73	$130.30
Occupancy (Actual)	74.1%	82.2%	80.2%	72.4%	74.4%	81.5%	80.0%	73.5%
RevPAR (Actual)	$98.66	$113.59	$109.07	$92.52	$99.27	$112.10	$109.45	$95.76

Reconciliation to Actual Results

Total Revenue (Actual)	$224,487	$257,636	$276,471	$282,431	$292,925	$331,704	$324,926	$289,067
Revenue from acquisitions	-	-	(23,880)	(61,931)	(66,941)	(75,248)	(73,970)	(71,652)
Revenue from dispositions	(5,143)	(6,016)	(6,785)	(8,242)	(6,687)	(4,544)	(3,017)	(147)
Lease revenue intangible amortization	97	(47)	(47)	(47)	(47)	(47)	(51)	(51)
Same Store Hotels Total Revenue	$219,441	$251,573	$245,759	$212,211	$219,250	$251,865	$247,888	$217,217

Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$83,438	$105,574	$106,707	$99,291	$105,832	$132,138	$125,750	$101,159
AHEBITDA from acquisitions	-	-	(9,490)	(22,303)	(25,119)	(30,860)	(29,275)	(26,221)
AHEBITDA from dispositions	(1,194)	(1,680)	(1,794)	(2,166)	(1,707)	(1,279)	(656)	(38)
Same Store Hotels AHEBITDA	$82,244	$103,894	$95,423	$74,822	$79,006	$99,999	$95,819	$74,900

Note:
Same Store Hotels is defined as the 177 hotels owned by the Company as of January 1, 2016 and during the entirety of the periods being compared. This information has not been audited.

Reconciliation of net income (loss) to non-GAAP financial measures is included in the following pages.

Page | 11

Apple Hospitality REIT, Inc.
Reconciliation of Net Income (Loss) to EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA
(Unaudited)
(in thousands)

EBITDA is a commonly used measure of performance in many industries and is defined as net income (loss) excluding interest, income taxes, depreciation and amortization. The Company believes EBITDA is useful to investors because it helps the Company and its investors evaluate the ongoing operating performance of the Company by removing the impact of its capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization).  In addition, certain covenants included in the agreements governing the Company’s indebtedness use EBITDA, as defined in the specific credit agreement, as a measure of financial compliance.

The Company considers the exclusion or inclusion of certain additional items from EBITDA (Adjusted EBITDA) useful, including (i) the exclusion of transaction and litigation costs (reimbursements), gains or losses from sales of real estate, and the loss on impairment of depreciable real estate assets, as these items do not represent ongoing operations, and (ii) the exclusion of non-cash straight-line ground lease expense, as this expense does not reflect the underlying performance of the related hotels.

The Company further excludes actual corporate-level general and administrative expense for the Company from Adjusted EBITDA (Adjusted Hotel EBITDA) to isolate property-level operational performance over which the Company’s hotel operators have direct control. The Company believes Adjusted Hotel EBITDA provides useful supplemental information to investors regarding operating performance and is used by management to measure the performance of the Company’s hotels and effectiveness of the operators of the hotels.

The following table reconciles the Company’s GAAP net income (loss) to EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA on a quarterly basis from March 31, 2016 through December 31, 2017.

	Three Months Ended
	3/31/2016	6/30/2016	9/30/2016	12/31/2016	3/31/2017	6/30/2017	9/30/2017	12/31/2017
Net income (loss)	$34,686	$54,718	$13,694	$41,554	$34,365	$87,606	$62,824	$(2,303)
Depreciation	33,484	33,824	37,343	43,512	43,767	43,893	44,110	44,729
Amortization of favorable and unfavorable leases, net	262	119	132	161	165	168	165	165
Interest and other expense, net	8,803	9,560	10,156	11,507	11,717	11,849	12,024	11,753
Income tax (benefit) expense	263	360	(7)	(185)	250	259	203	135
EBITDA	77,498	98,581	61,318	96,549	90,264	143,775	119,326	54,479
Transaction and litigation costs (reimbursements)	293	1,116	36,452	(2,872)	-	(2,586)	-	-
(Gain) Loss on sale of real estate	-	-	-	153	-	(16,140)	157	(312)
Loss on impairment of depreciable real estate assets	-	-	5,471	-	7,875	-	-	38,000
Non-cash straight-line ground lease expense	819	817	843	940	939	938	917	906
Adjusted EBITDA	$78,610	$100,514	$104,084	$94,770	$99,078	$125,987	$120,400	$93,073
General and administrative expense	4,828	5,060	2,623	4,521	6,754	6,151	5,350	8,086
Adjusted Hotel EBITDA	$83,438	$105,574	$106,707	$99,291	$105,832	$132,138	$125,750	$101,159

Page | 12

Apple Hospitality REIT, Inc.
2018 Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA
(Unaudited)
(in thousands)

The guidance of net income, EBITDA and Adjusted EBITDA are forward-looking statements and are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause actual results and performance to differ materially from those expressed or implied by these forecasts. Although the Company believes the expectations reflected in the forecasts are based upon reasonable assumptions, there can be no assurance that the expectations will be achieved or that the results will not be materially different. Risks that may affect these assumptions and forecasts include, but are not limited to, the following: changes in political, economic, competitive and specific market conditions; the amount and timing of acquisitions and dispositions of hotel properties; the level of capital expenditures may change significantly, which will directly affect the level of depreciation expense, interest expense and net income; the amount and timing of debt repayments may change significantly based on market conditions, which will directly affect the level of interest expense and net income; the amount and timing of transactions involving the Company’s common stock may change based on market conditions; and other risks and uncertainties associated with the Company’s business described herein and in filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

The following table reconciles the Company’s GAAP net income guidance to EBITDA and Adjusted EBITDA guidance for the year ending December 31, 2018.

	Year Ending December 31, 2018
	Low-End	High-End
Net income	$197,375	$220,975
Depreciation	183,000	181,000
Amortization of favorable and unfavorable leases, net	600	600
Interest and other expense, net	51,500	49,500
Income tax expense	800	1,200
EBITDA	433,275	453,275
Non-cash straight-line ground lease expense	3,725	3,725
Adjusted EBITDA	$437,000	$457,000

Page | 13

Apple Hospitality REIT, Inc.
Reconciliation of Net Income (Loss) to FFO and MFFO
(Unaudited)
(in thousands)

The Company calculates and presents FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), which defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains or losses from sales of real estate, extraordinary items as defined by GAAP, and the cumulative effect of changes in accounting principles, plus real estate related depreciation, amortization and impairments, and adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most real estate industry investors consider FFO to be helpful in evaluating a real estate company’s operations. The Company further believes that by excluding the effects of these items, FFO is useful to investors in comparing its operating performance between periods and between REITs that report FFO using the Nareit definition. FFO as presented by the Company is applicable only to its common shareholders, but does not represent an amount that accrues directly to common shareholders.

The Company further adjusts FFO (MFFO) for certain additional items that are not in Nareit’s definition of FFO, including: (i) the exclusion of transaction and litigation costs (reimbursements), as these costs do not represent ongoing operations, and (ii) the exclusion of non-cash straight-line ground lease expense, as this expense does not reflect the underlying performance of the related hotels. The Company presents MFFO when evaluating its performance because it believes that it provides further useful supplemental information to investors regarding its ongoing operating performance.

The following table reconciles the Company’s GAAP net income (loss) to FFO and MFFO for the three months and years ended December 31, 2017 and 2016.

	Three Months Ended December 31,		Years Ended December 31,
	2017	2016	2017	2016
Net income (loss)	$(2,303)	$41,554	$182,492	$144,652
Depreciation of real estate owned	44,500	43,282	175,581	147,244
(Gain) loss on sale of real estate	(312)	153	(16,295)	153
Loss on impairment of depreciable real estate assets	38,000	-	45,875	5,471
Amortization of favorable and unfavorable leases, net	165	161	663	674
Funds from operations	80,050	85,150	388,316	298,194
Transaction and litigation costs (reimbursements)	-	(2,872)	(2,586)	34,989
Non-cash straight-line ground lease expense	906	940	3,700	3,419
Modified funds from operations	$80,956	$83,218	$389,430	$336,602

Page | 14

Apple Hospitality REIT, Inc.
Debt Summary
(Unaudited)
($ in thousands)
December 31, 2017

	2018	2019	2020	2021	2022	Thereafter	Total	Fair Market Value
Total debt:
Maturities	$11,964	$139,622	$452,223	$96,415	$108,034	$416,077	$1,224,335	$1,221,312
Average interest rates	3.6%	3.6%	3.8%	4.0%	3.9%	3.8%

Variable rate debt:
Maturities	$-	$106,900	$425,000	$50,000	$-	$185,000	$766,900	$768,745
Average interest rates (1)	3.1%	3.1%	3.2%	3.3%	3.4%	3.4%

Fixed rate debt:
Maturities	$11,964	$32,722	$27,223	$46,415	$108,034	$231,077	$457,435	$452,567
Average interest rates	4.5%	4.5%	4.5%	4.4%	4.2%	4.1%

(1)  The average interest rate gives effect to interest rate swaps, as applicable.

Note:
See further information on the Company’s indebtedness in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

Page | 15

Apple Hospitality REIT, Inc.
Comparable Hotels Operating Metrics by Market
Three Months ended December 31
(Unaudited)

		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q4 2017	Q4 2016	% Change	Q4 2017	Q4 2016	% Change	Q4 2017	Q4 2016	% Change	Q4 2017
Top 20 Markets
Los Angeles/Long Beach, CA	8	89.0%	85.3%	4.3%	$163.06	$161.27	1.1%	$145.13	$137.62	5.5%	6.9%
Nashville, TN	5	82.2%	75.4%	8.9%	$170.22	$168.19	1.2%	$139.87	$126.86	10.3%	4.4%
San Diego, CA	7	74.6%	74.3%	0.4%	$137.29	$136.82	0.3%	$102.45	$101.69	0.7%	4.2%
Anaheim/Santa Ana, CA	6	85.0%	78.9%	7.7%	$137.98	$135.46	1.9%	$117.27	$106.94	9.7%	4.1%
Chicago, IL	8	69.7%	68.8%	1.4%	$125.06	$124.93	0.1%	$87.15	$85.89	1.5%	3.6%
Dallas, TX	9	71.5%	71.3%	0.4%	$119.69	$117.34	2.0%	$85.62	$83.61	2.4%	3.5%
Richmond/Petersburg, VA	4	68.6%	64.4%	6.5%	$148.99	$147.08	1.3%	$102.19	$94.74	7.9%	3.1%
Phoenix, AZ	8	72.9%	72.3%	0.8%	$113.81	$112.66	1.0%	$82.94	$81.46	1.8%	3.0%
Austin, TX	7	76.9%	73.9%	4.0%	$126.76	$123.75	2.4%	$97.48	$91.50	6.5%	2.9%
Houston, TX	6	71.2%	57.4%	24.0%	$127.36	$111.82	13.9%	$90.70	$64.20	41.3%	2.6%
Seattle, WA	3	75.7%	75.5%	0.4%	$168.73	$168.02	0.4%	$127.79	$126.78	0.8%	2.5%
Miami/Hialeah, FL	3	93.0%	85.5%	8.7%	$154.79	$145.84	6.1%	$143.92	$124.73	15.4%	2.3%
Fort Lauderdale, FL	3	90.8%	80.0%	13.5%	$143.53	$132.92	8.0%	$130.30	$106.28	22.6%	2.2%
Fort Worth/Arlington, TX	5	70.6%	75.1%	(6.0)%	$130.14	$123.57	5.3%	$91.88	$92.79	(1.0)%	1.9%
Denver, CO	3	72.4%	69.3%	4.5%	$147.81	$144.00	2.6%	$106.98	$99.76	7.2%	1.9%
Oklahoma City, OK	4	72.2%	68.6%	5.2%	$126.00	$129.18	(2.5)%	$91.01	$88.66	2.6%	1.8%
Washington, DC-MD-VA	4	76.1%	73.7%	3.3%	$122.54	$125.31	(2.2)%	$93.28	$92.32	1.0%	1.7%
Alabama South	6	65.2%	69.4%	(6.1)%	$114.48	$111.71	2.5%	$74.59	$77.50	(3.8)%	1.4%
Boston, MA	4	70.7%	68.4%	3.3%	$133.11	$128.69	3.4%	$94.09	$88.03	6.9%	1.4%
Idaho	2	70.7%	71.2%	(0.8)%	$123.04	$121.96	0.9%	$86.95	$86.84	0.1%	1.4%
Top 20 Markets	105	75.6%	72.8%	3.9%	$136.29	$133.40	2.2%	$103.01	$97.08	6.1%	56.8%

All Other Markets
Indiana North	3	68.6%	66.1%	3.8%	$146.94	$144.10	2.0%	$100.86	$95.30	5.8%	1.4%
Kansas City, MO-KS	5	72.5%	75.3%	(3.7)%	$115.90	$116.66	(0.7)%	$84.05	$87.81	(4.3)%	1.3%
Philadelphia, PA-NJ	3	73.0%	66.1%	10.5%	$136.16	$142.32	(4.3)%	$99.41	$94.00	5.7%	1.3%
Orlando, FL	3	75.5%	85.2%	(11.4)%	$114.25	$109.17	4.7%	$86.23	$93.02	(7.3)%	1.3%
North Carolina East	5	67.2%	73.5%	(8.5)%	$104.72	$104.05	0.6%	$70.37	$76.44	(7.9)%	1.2%
Omaha, NE	4	63.4%	64.2%	(1.3)%	$114.21	$117.87	(3.1)%	$72.36	$75.67	(4.4)%	1.2%
Florida Central	3	79.8%	74.3%	7.4%	$136.07	$128.59	5.8%	$108.59	$95.55	13.6%	1.2%
Virginia Area	2	72.5%	80.0%	(9.4)%	$147.44	$140.08	5.3%	$106.89	$112.05	(4.6)%	1.2%
Newark, NJ	2	82.9%	81.6%	1.7%	$152.85	$151.70	0.8%	$126.77	$123.74	2.4%	1.1%
New Orleans, LA	1	78.3%	81.7%	(4.2)%	$184.95	$174.43	6.0%	$144.77	$142.45	1.6%	1.1%
Florida Panhandle	5	66.4%	71.4%	(7.0)%	$107.96	$111.38	(3.1)%	$71.70	$79.52	(9.8)%	1.1%
Maine	1	74.1%	74.5%	(0.5)%	$169.48	$164.99	2.7%	$125.61	$122.95	2.2%	1.0%
San Jose/Santa Cruz, CA	1	84.0%	83.2%	1.0%	$209.10	$196.94	6.2%	$175.66	$163.76	7.3%	1.0%
Melbourne/Titusville, FL	1	91.3%	80.0%	14.1%	$144.57	$126.57	14.2%	$131.97	$101.25	30.3%	1.0%
Arkansas Area	4	61.4%	63.7%	(3.6)%	$119.50	$123.74	(3.4)%	$73.41	$78.88	(6.9)%	1.0%
Knoxville, TN	3	73.3%	72.7%	0.7%	$111.12	$111.85	(0.7)%	$81.41	$81.35	0.1%	0.9%
Alabama North	4	68.8%	68.1%	0.9%	$107.42	$106.28	1.1%	$73.86	$72.42	2.0%	0.9%
Tampa/St Petersburg, FL	2	88.7%	79.0%	12.2%	$123.32	$115.99	6.3%	$109.36	$91.67	19.3%	0.9%
Greensboro/Winston Salem, NC	3	66.3%	69.3%	(4.3)%	$119.54	$120.53	(0.8)%	$79.30	$83.55	(5.1)%	0.9%
Tucson, AZ	3	76.0%	72.5%	4.8%	$98.64	$93.75	5.2%	$74.96	$67.95	10.3%	0.8%
Iowa Area	3	74.7%	76.7%	(2.7)%	$108.67	$107.85	0.8%	$81.13	$82.72	(1.9)%	0.8%
Texas East	4	73.0%	63.8%	14.5%	$100.18	$88.13	13.7%	$73.13	$56.21	30.1%	0.8%
Tennessee Area	3	63.4%	65.9%	(3.8)%	$105.50	$106.45	(0.9)%	$66.93	$70.19	(4.7)%	0.8%
St Louis, MO-IL	2	67.3%	65.1%	3.4%	$129.99	$129.58	0.3%	$87.49	$84.32	3.8%	0.8%

__________

Note:  Market categorization is based on STR designation. Top 20 markets based on Comparable Hotels Adjusted Hotel EBITDA contribution.
Page | 16

Apple Hospitality REIT, Inc.
Comparable Hotels Operating Metrics by Market
Three Months ended December 31
(Unaudited) (Continued)

		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q4 2017	Q4 2016	% Change	Q4 2017	Q4 2016	% Change	Q4 2017	Q4 2016	% Change	Q4 2017
All Other Markets Continued
Raleigh/Durham/Chapel Hill, NC	2	76.6%	75.9%	0.9%	$113.10	$110.05	2.8%	$86.63	$83.51	3.7%	0.7%
Birmingham, AL	4	63.7%	68.1%	(6.5)%	$109.34	$103.88	5.3%	$69.68	$70.79	(1.6)%	0.7%
Columbia, SC	2	76.8%	74.4%	3.1%	$116.55	$116.13	0.4%	$89.47	$86.43	3.5%	0.7%
Syracuse, NY	2	67.0%	58.7%	14.0%	$145.58	$163.64	(11.0)%	$97.50	$96.10	1.5%	0.7%
Louisiana South	3	61.9%	71.9%	(13.8)%	$108.39	$113.15	(4.2)%	$67.15	$81.36	(17.5)%	0.7%
Jacksonville, FL	1	90.9%	88.0%	3.3%	$144.69	$143.68	0.7%	$131.58	$126.46	4.0%	0.7%
California South/Central	3	77.0%	81.9%	(6.0)%	$120.80	$114.65	5.4%	$93.02	$93.95	(1.0)%	0.7%
Long Island	1	86.1%	84.3%	2.1%	$134.74	$131.12	2.8%	$116.00	$110.54	4.9%	0.7%
Alaska	2	72.3%	63.3%	14.3%	$138.67	$138.47	0.1%	$100.27	$87.62	14.4%	0.7%
West Palm Beach/Boca Raton, FL	1	89.4%	86.7%	3.1%	$117.10	$123.31	(5.0)%	$104.66	$106.91	(2.1)%	0.6%
Sacramento, CA	1	76.0%	72.4%	4.9%	$150.42	$139.74	7.6%	$114.28	$101.16	13.0%	0.6%
Riverside/San Bernardino, CA	1	86.5%	88.6%	(2.4)%	$163.54	$156.99	4.2%	$141.50	$139.17	1.7%	0.6%
Salt Lake City/Ogden, UT	2	65.3%	72.5%	(9.9)%	$111.86	$105.47	6.1%	$73.02	$76.44	(4.5)%	0.6%
Norfolk/Virginia Beach, VA	4	65.9%	66.3%	(0.5)%	$100.30	$98.60	1.7%	$66.14	$65.35	1.2%	0.6%
Texas West	2	70.5%	80.3%	(12.2)%	$110.31	$110.83	(0.5)%	$77.72	$88.98	(12.7)%	0.6%
Detroit, MI	1	68.0%	65.1%	4.4%	$136.73	$133.85	2.1%	$92.95	$87.14	6.7%	0.6%
Atlanta, GA	1	70.7%	61.8%	14.4%	$157.95	$132.73	19.0%	$111.72	$82.08	36.1%	0.5%
Portland, OR	1	71.2%	65.0%	9.6%	$129.65	$120.07	8.0%	$92.37	$78.06	18.3%	0.4%
Macon/Warner Robins, GA	1	78.5%	75.8%	3.6%	$128.91	$127.96	0.7%	$101.21	$97.00	4.3%	0.4%
Georgia South	3	62.3%	61.1%	1.9%	$92.27	$90.03	2.5%	$57.47	$55.02	4.5%	0.4%
Indianapolis, IN	1	77.9%	72.2%	7.9%	$114.53	$115.86	(1.1)%	$89.25	$83.70	6.6%	0.4%
Bergen/Passaic, NJ	1	75.1%	83.7%	(10.2)%	$141.47	$136.29	3.8%	$106.26	$114.03	(6.8)%	0.4%
Mississippi	2	68.3%	61.6%	10.9%	$106.07	$107.16	(1.0)%	$72.41	$65.98	9.7%	0.4%
Charlotte, NC-SC	2	70.5%	68.6%	2.8%	$101.38	$106.36	(4.7)%	$71.45	$72.95	(2.1)%	0.4%
Ohio Area	1	62.6%	67.4%	(7.1)%	$119.27	$121.29	(1.7)%	$74.71	$81.74	(8.6)%	0.4%
Baltimore, MD	1	67.7%	70.9%	(4.5)%	$126.66	$119.49	6.0%	$85.72	$84.70	1.2%	0.3%
Colorado Springs, CO	1	77.6%	77.6%	(0.0)%	$120.55	$114.62	5.2%	$93.55	$88.96	5.2%	0.3%
Charleston, SC	1	66.9%	74.1%	(9.7)%	$116.80	$117.62	(0.7)%	$78.13	$87.16	(10.4)%	0.3%
Pittsburgh, PA	1	66.2%	64.7%	2.3%	$120.13	$130.58	(8.0)%	$79.50	$84.44	(5.8)%	0.3%
Central New Jersey	1	56.9%	62.4%	(8.9)%	$129.21	$123.33	4.8%	$73.47	$76.98	(4.5)%	0.3%
Savannah, GA	1	78.1%	87.0%	(10.3)%	$123.99	$125.60	(1.3)%	$96.85	$109.33	(11.4)%	0.3%
Minneapolis/St Paul, MN-WI	1	72.4%	65.5%	10.5%	$123.79	$131.67	(6.0)%	$89.59	$86.27	3.9%	0.3%
Memphis, TN-AR-MS	1	72.6%	70.1%	3.5%	$121.47	$122.65	(1.0)%	$88.15	$85.99	2.5%	0.3%
Utah Area	1	66.6%	69.6%	(4.2)%	$110.84	$109.47	1.3%	$73.86	$76.17	(3.0)%	0.2%
Minnesota	1	75.7%	67.9%	11.5%	$107.15	$100.88	6.2%	$81.08	$68.46	18.4%	0.2%
Cincinnati, OH-KY-IN	1	65.2%	60.3%	8.3%	$112.67	$115.68	(2.6)%	$73.51	$69.70	5.5%	0.2%
Mobile, AL	1	70.9%	66.6%	6.5%	$103.78	$102.24	1.5%	$73.63	$68.09	8.1%	0.2%
Sarasota/Bradenton, FL	1	87.4%	86.3%	1.4%	$116.41	$115.53	0.8%	$101.79	$99.65	2.1%	0.2%
Greenville/Spartanburg, SC	1	73.6%	81.1%	(9.3)%	$119.04	$114.96	3.5%	$87.55	$93.27	(6.1)%	0.2%
South Carolina Area	1	63.9%	78.2%	(18.2)%	$112.54	$121.11	(7.1)%	$71.92	$94.67	(24.0)%	0.2%
Chattanooga, TN-GA	1	75.1%	76.2%	(1.4)%	$116.34	$114.96	1.2%	$87.39	$87.58	(0.2)%	0.1%
San Antonio, TX	1	63.9%	69.6%	(8.3)%	$87.38	$90.20	(3.1)%	$55.81	$62.82	(11.2)%	0.1%
Kansas	1	61.6%	57.9%	6.4%	$96.20	$95.67	0.6%	$59.25	$55.41	6.9%	0.1%
New York, NY	1	98.9%	95.7%	3.4%	$289.32	$288.64	0.2%	$286.25	$276.26	3.6%	(0.1)%
All Other Markets	134	71.6%	72.1%	(0.7)%	$124.33	$122.52	1.5%	$89.00	$88.29	0.8%	43.2%

Total Portfolio	239	73.5%	72.4%	1.5%	$130.28	$127.82	1.9%	$95.78	$92.55	3.5%	100.0%

Note:  Market categorization is based on STR designation. Top 20 markets based on Comparable Hotels Adjusted Hotel EBITDA contribution.
Page | 17

Apple Hospitality REIT, Inc.
Comparable Hotels Operating Metrics by Market
Years ended December 31
(Unaudited)

		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	YTD 2017	YTD 2016	% Change	YTD 2017	YTD 2016	% Change	YTD 2017	YTD 2016	% Change	YTD 2017
Top 20 Markets
Los Angeles/Long Beach, CA	8	90.3%	90.2%	0.1%	$168.58	$175.67	(4.0)%	$152.26	$158.51	(3.9)%	6.2%
San Diego, CA	7	81.1%	78.3%	3.6%	$152.72	$148.23	3.0%	$123.83	$116.00	6.7%	5.2%
Nashville, TN	5	83.2%	84.5%	(1.6)%	$171.76	$169.43	1.4%	$142.83	$143.17	(0.2)%	3.9%
Anaheim/Santa Ana, CA	6	86.1%	84.4%	2.0%	$146.27	$143.89	1.7%	$125.99	$121.50	3.7%	3.9%
Chicago, IL	8	73.8%	73.2%	0.8%	$126.79	$128.25	(1.1)%	$93.57	$93.90	(0.3)%	3.7%
Seattle, WA	3	83.3%	82.8%	0.7%	$198.96	$191.73	3.8%	$165.82	$158.66	4.5%	3.2%
Dallas, TX	9	74.7%	77.8%	(4.0)%	$120.69	$120.01	0.6%	$90.13	$93.36	(3.5)%	3.1%
Phoenix, AZ	8	72.8%	72.4%	0.6%	$121.53	$118.72	2.4%	$88.49	$85.89	3.0%	2.9%
Richmond/Petersburg, VA	4	74.3%	70.4%	5.5%	$149.07	$146.09	2.0%	$110.76	$102.88	7.7%	2.9%
Austin, TX	7	76.6%	78.6%	(2.5)%	$126.88	$128.35	(1.1)%	$97.16	$100.85	(3.7)%	2.5%
Denver, CO	3	79.8%	77.6%	2.8%	$154.33	$153.04	0.8%	$123.13	$118.80	3.6%	2.1%
Houston, TX	6	67.4%	61.4%	9.8%	$124.16	$123.11	0.9%	$83.69	$75.59	10.7%	1.9%
Omaha, NE	4	72.4%	74.4%	(2.7)%	$133.92	$136.89	(2.2)%	$97.00	$101.91	(4.8)%	1.9%
Oklahoma City, OK	4	77.4%	77.4%	(0.1)%	$132.50	$136.17	(2.7)%	$102.49	$105.41	(2.8)%	1.8%
North Carolina East	5	77.9%	79.0%	(1.4)%	$119.65	$116.07	3.1%	$93.26	$91.74	1.7%	1.8%
Miami/Hialeah, FL	3	89.3%	88.8%	0.6%	$148.69	$152.46	(2.5)%	$132.77	$135.31	(1.9)%	1.8%
Washington, DC-MD-VA	4	78.8%	78.9%	(0.1)%	$130.47	$130.52	(0.0)%	$102.82	$102.93	(0.1)%	1.7%
Fort Lauderdale, FL	3	87.5%	82.6%	5.9%	$140.34	$137.11	2.4%	$122.79	$113.23	8.4%	1.7%
Fort Worth/Arlington, TX	5	73.1%	79.8%	(8.5)%	$130.12	$123.57	5.3%	$95.07	$98.62	(3.6)%	1.7%
Norfolk/Virginia Beach, VA	4	75.8%	74.2%	2.1%	$141.49	$142.04	(0.4)%	$107.23	$105.39	1.8%	1.7%
Top 20 Markets	106	78.3%	77.9%	0.6%	$141.38	$140.77	0.4%	$110.75	$109.65	1.0%	55.6%

All Other Markets
Idaho	2	80.0%	79.5%	0.5%	$127.97	$124.69	2.6%	$102.33	$99.19	3.2%	1.6%
Kansas City, MO-KS	5	78.2%	75.2%	3.9%	$119.05	$119.03	0.0%	$93.08	$89.56	3.9%	1.4%
Alabama South	6	72.5%	74.8%	(3.1)%	$112.92	$112.83	0.1%	$81.85	$84.43	(3.1)%	1.4%
Boston, MA	4	74.8%	77.3%	(3.2)%	$133.02	$130.27	2.1%	$99.55	$100.76	(1.2)%	1.4%
Florida Panhandle	5	75.0%	75.7%	(0.9)%	$118.88	$116.91	1.7%	$89.17	$88.49	0.8%	1.4%
Orlando, FL	3	84.1%	87.0%	(3.3)%	$117.47	$112.45	4.5%	$98.83	$97.82	1.0%	1.3%
Alaska	2	78.6%	69.0%	14.0%	$174.58	$182.38	(4.3)%	$137.26	$125.82	9.1%	1.3%
Indiana North	3	74.0%	74.5%	(0.7)%	$139.97	$136.58	2.5%	$103.57	$101.77	1.8%	1.3%
Virginia Area	2	79.7%	82.6%	(3.5)%	$146.19	$142.97	2.3%	$116.49	$118.04	(1.3)%	1.2%
Philadelphia, PA-NJ	3	73.5%	71.4%	3.0%	$138.66	$145.02	(4.4)%	$101.95	$103.48	(1.5)%	1.1%
Arkansas Area	4	68.5%	69.0%	(0.7)%	$122.78	$118.78	3.4%	$84.16	$82.01	2.6%	1.1%
San Jose/Santa Cruz, CA	1	89.3%	87.6%	1.9%	$217.32	$209.16	3.9%	$194.10	$183.33	5.9%	1.0%
Maine	1	76.5%	72.6%	5.4%	$182.64	$182.65	(0.0)%	$139.73	$132.53	5.4%	1.0%
St Louis, MO-IL	2	74.7%	74.4%	0.4%	$142.62	$136.84	4.2%	$106.52	$101.80	4.6%	1.0%
Alabama North	4	76.8%	74.4%	3.2%	$109.37	$106.94	2.3%	$84.00	$79.61	5.5%	1.0%
Florida Central	3	79.1%	78.1%	1.3%	$134.95	$131.88	2.3%	$106.79	$103.04	3.6%	1.0%
Newark, NJ	2	82.7%	83.3%	(0.7)%	$150.67	$151.94	(0.8)%	$124.66	$126.64	(1.6)%	0.9%
Salt Lake City/Ogden, UT	2	77.9%	75.8%	2.8%	$122.04	$114.66	6.4%	$95.03	$86.89	9.4%	0.9%
Tennessee Area	3	67.8%	69.8%	(3.0)%	$112.92	$117.35	(3.8)%	$76.50	$81.94	(6.6)%	0.9%
Knoxville, TN	3	74.3%	72.0%	3.3%	$111.89	$109.51	2.2%	$83.17	$78.84	5.5%	0.8%
Tucson, AZ	3	77.6%	80.8%	(3.9)%	$103.01	$96.40	6.9%	$79.98	$77.85	2.7%	0.8%
Tampa/St Petersburg, FL	2	87.5%	84.4%	3.7%	$127.42	$121.19	5.1%	$111.48	$102.28	9.0%	0.8%
Iowa Area	3	78.1%	76.1%	2.6%	$112.69	$113.51	(0.7)%	$87.98	$86.36	1.9%	0.8%
New Orleans, LA	1	78.8%	80.0%	(1.5)%	$172.21	$169.22	1.8%	$135.69	$135.38	0.2%	0.8%

__________

Note:  Market categorization is based on STR designation. Top 20 markets based on Comparable Hotels Adjusted Hotel EBITDA contribution.

Page | 18

Apple Hospitality REIT, Inc.
Comparable Hotels Operating Metrics by Market
Years ended December 31
(Unaudited) (Continued)

		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	YTD 2017	YTD 2016	% Change	YTD 2017	YTD 2016	% Change	YTD 2017	YTD 2016	% Change	YTD 2017
All Other Markets Continued
Melbourne/Titusville, FL	1	89.5%	75.2%	19.0%	$142.89	$123.70	15.5%	$127.94	$93.04	37.5%	0.8%
Greensboro/Winston Salem, NC	3	71.5%	72.4%	(1.3)%	$115.38	$114.13	1.1%	$82.49	$82.67	(0.2)%	0.8%
California South/Central	3	85.6%	84.8%	0.9%	$124.06	$119.57	3.8%	$106.18	$101.41	4.7%	0.8%
Louisiana South	3	68.4%	73.2%	(6.6)%	$108.10	$112.26	(3.7)%	$73.89	$82.18	(10.1)%	0.7%
Columbia, SC	2	80.5%	78.7%	2.2%	$116.43	$113.25	2.8%	$93.70	$89.17	5.1%	0.7%
Syracuse, NY	2	67.9%	73.2%	(7.2)%	$155.35	$169.34	(8.3)%	$105.49	$123.96	(14.9)%	0.7%
Sacramento, CA	1	84.3%	77.6%	8.6%	$150.72	$139.34	8.2%	$127.00	$108.14	17.4%	0.7%
Raleigh/Durham/Chapel Hill, NC	2	77.5%	74.0%	4.8%	$111.06	$108.88	2.0%	$86.09	$80.52	6.9%	0.6%
Long Island	1	83.3%	84.3%	(1.2)%	$145.07	$139.61	3.9%	$120.83	$117.75	2.6%	0.6%
Texas West	2	73.0%	78.5%	(7.0)%	$114.62	$116.56	(1.7)%	$83.64	$91.50	(8.6)%	0.6%
Jacksonville, FL	1	90.4%	85.8%	5.4%	$144.93	$141.67	2.3%	$131.01	$121.50	7.8%	0.6%
Texas East	4	69.3%	69.3%	(0.1)%	$94.25	$89.36	5.5%	$65.27	$61.93	5.4%	0.6%
Riverside/San Bernardino, CA	1	89.3%	92.0%	(3.0)%	$166.52	$152.19	9.4%	$148.63	$140.07	6.1%	0.6%
Detroit, MI	1	73.6%	73.9%	(0.4)%	$140.10	$136.41	2.7%	$103.13	$100.78	2.3%	0.5%
Portland, OR	1	75.8%	73.6%	3.0%	$136.75	$128.62	6.3%	$103.65	$94.69	9.5%	0.5%
West Palm Beach/Boca Raton, FL	1	81.8%	83.6%	(2.1)%	$123.00	$125.27	(1.8)%	$100.66	$104.71	(3.9)%	0.5%
Georgia South	3	69.2%	63.3%	9.3%	$93.92	$89.92	4.4%	$64.99	$56.93	14.2%	0.5%
Birmingham, AL	4	69.2%	72.3%	(4.2)%	$108.29	$103.39	4.7%	$74.96	$74.74	0.3%	0.4%
Mississippi	2	73.7%	67.9%	8.5%	$107.58	$109.29	(1.6)%	$79.32	$74.26	6.8%	0.4%
Charlotte, NC-SC	2	72.2%	76.4%	(5.5)%	$104.29	$109.02	(4.3)%	$75.27	$83.26	(9.6)%	0.4%
Indianapolis, IN	1	83.5%	76.5%	9.2%	$120.48	$118.20	1.9%	$100.61	$90.38	11.3%	0.4%
Bergen/Passaic, NJ	1	80.7%	78.4%	2.9%	$142.67	$139.35	2.4%	$115.15	$109.27	5.4%	0.4%
Central New Jersey	1	70.1%	68.5%	2.4%	$123.84	$126.85	(2.4)%	$86.86	$86.88	(0.0)%	0.4%
Macon/Warner Robins, GA	1	82.2%	82.9%	(0.8)%	$128.04	$124.58	2.8%	$105.27	$103.27	1.9%	0.4%
Colorado Springs, CO	1	82.2%	83.8%	(1.9)%	$134.71	$125.27	7.5%	$110.74	$105.02	5.4%	0.4%
Charleston, SC	1	79.0%	81.8%	(3.4)%	$119.41	$120.38	(0.8)%	$94.37	$98.47	(4.2)%	0.4%
Ohio Area	1	68.3%	70.2%	(2.7)%	$121.97	$124.41	(2.0)%	$83.31	$87.37	(4.6)%	0.4%
South Carolina Area	1	80.2%	79.8%	0.5%	$131.08	$127.93	2.5%	$105.16	$102.12	3.0%	0.3%
Atlanta, GA	1	69.6%	61.7%	12.8%	$144.14	$133.25	8.2%	$100.29	$82.22	22.0%	0.3%
Savannah, GA	1	84.5%	86.3%	(2.1)%	$128.83	$126.54	1.8%	$108.80	$109.18	(0.4)%	0.3%
Utah Area	1	73.4%	73.2%	0.2%	$121.54	$112.97	7.6%	$89.17	$82.75	7.8%	0.3%
Memphis, TN-AR-MS	1	80.1%	82.1%	(2.4)%	$122.28	$120.38	1.6%	$97.93	$98.82	(0.9)%	0.3%
Sarasota/Bradenton, FL	1	90.3%	88.3%	2.3%	$130.12	$129.69	0.3%	$117.49	$114.51	2.6%	0.3%
Minneapolis/St Paul, MN-WI	1	74.8%	73.8%	1.4%	$131.53	$133.73	(1.6)%	$98.42	$98.67	(0.3)%	0.3%
Baltimore, MD	1	71.9%	72.2%	(0.5)%	$124.35	$117.41	5.9%	$89.36	$84.77	5.4%	0.3%
Cincinnati, OH-KY-IN	1	72.0%	71.2%	1.1%	$122.12	$127.27	(4.1)%	$87.87	$90.60	(3.0)%	0.3%
Pittsburgh, PA	1	67.6%	66.8%	1.1%	$119.88	$130.85	(8.4)%	$80.99	$87.45	(7.4)%	0.3%
Minnesota	1	77.0%	72.5%	6.2%	$107.98	$103.24	4.6%	$83.13	$74.85	11.1%	0.2%
Mobile, AL	1	73.1%	70.5%	3.8%	$109.17	$108.32	0.8%	$79.81	$76.31	4.6%	0.2%
Greenville/Spartanburg, SC	1	80.1%	84.7%	(5.5)%	$116.31	$111.75	4.1%	$93.14	$94.70	(1.6)%	0.2%
San Antonio, TX	1	76.3%	80.2%	(4.9)%	$95.69	$97.09	(1.4)%	$73.01	$77.88	(6.3)%	0.2%
Chattanooga, TN-GA	1	81.1%	69.8%	16.3%	$118.81	$113.28	4.9%	$96.41	$79.05	22.0%	0.1%
Kansas	1	66.7%	61.8%	7.8%	$98.04	$99.70	(1.7)%	$65.36	$61.65	6.0%	0.1%
New York, NY	1	94.3%	88.6%	6.5%	$250.34	$263.15	(4.9)%	$236.13	$233.09	1.3%	(0.6)%
All Other Markets	133	76.6%	76.2%	0.6%	$128.16	$126.14	1.6%	$98.22	$96.10	2.2%	44.4%

Total Portfolio	239	77.5%	77.0%	0.6%	$134.75	$133.45	1.0%	$104.40	$102.80	1.6%	100.0%

Note:  Market categorization is based on STR designation. Top 20 markets based on Comparable Hotels Adjusted Hotel EBITDA contribution.
Page | 19

Apple Hospitality REIT, Inc.
Comparable Hotels Operating Metrics by Region
Three Months ended December 31
(Unaudited)

Region		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q4 2017	Q4 2016	% Change	Q4 2017	Q4 2016	% Change	Q4 2017	Q4 2016	% Change	Q4 2017
STR Region
East North Central	15	69.2%	67.8%	2.1%	$127.54	$127.16	0.3%	$88.31	$86.25	2.4%	6.5%
East South Central	29	71.2%	71.1%	0.2%	$126.89	$125.34	1.2%	$90.39	$89.12	1.4%	9.9%
Middle Atlantic	12	76.5%	74.1%	3.2%	$164.22	$166.18	(1.2)%	$125.62	$123.15	2.0%	4.7%
Mountain	20	72.0%	71.8%	0.4%	$118.67	$115.74	2.5%	$85.49	$83.05	2.9%	8.3%
New England	5	71.6%	70.1%	2.2%	$143.55	$139.40	3.0%	$102.84	$97.72	5.2%	2.4%
Pacific	33	80.4%	77.8%	3.4%	$149.25	$146.75	1.7%	$119.97	$114.10	5.1%	21.5%
South Atlantic	62	74.6%	74.1%	0.6%	$124.61	$120.98	3.0%	$92.98	$89.69	3.7%	25.0%
West North Central	17	69.1%	69.0%	0.1%	$115.55	$116.57	(0.9)%	$79.84	$80.46	(0.8)%	4.8%
West South Central	46	71.0%	69.4%	2.3%	$122.68	$118.84	3.2%	$87.10	$82.47	5.6%	16.9%

Total Portfolio	239	73.5%	72.4%	1.5%	$130.28	$127.82	1.9%	$95.78	$92.55	3.5%	100.0%

Note:  Region categorization is based on STR designation.

Apple Hospitality REIT, Inc.
Comparable Hotels Operating Metrics by Region
Years ended December 31
(Unaudited)

Region		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	YTD 2017	YTD 2016	% Change	YTD 2017	YTD 2016	% Change	YTD 2017	YTD 2016	% Change	YTD 2017
STR Region
East North Central	15	73.9%	73.4%	0.8%	$128.75	$129.20	(0.3)%	$95.20	$94.78	0.4%	6.5%
East South Central	29	76.4%	76.6%	(0.3)%	$127.84	$126.96	0.7%	$97.68	$97.28	0.4%	9.2%
Middle Atlantic	12	77.7%	76.8%	1.1%	$158.25	$162.88	(2.8)%	$122.92	$125.12	(1.8)%	3.9%
Mountain	20	76.5%	76.2%	0.4%	$126.26	$121.93	3.6%	$96.63	$92.91	4.0%	9.0%
New England	5	75.3%	76.0%	(0.9)%	$147.01	$144.14	2.0%	$110.70	$109.58	1.0%	2.4%
Pacific	33	84.8%	82.8%	2.5%	$161.70	$160.28	0.9%	$137.15	$132.66	3.4%	23.2%
South Atlantic	62	78.9%	78.0%	1.2%	$128.92	$126.43	2.0%	$101.68	$98.56	3.2%	24.9%
West North Central	17	75.2%	74.2%	1.4%	$125.01	$125.34	(0.3)%	$94.05	$93.00	1.1%	5.8%
West South Central	46	72.9%	74.3%	(1.9)%	$122.76	$122.04	0.6%	$89.45	$90.62	(1.3)%	15.1%

Total Portfolio	239	77.5%	77.0%	0.6%	$134.75	$133.45	1.0%	$104.40	$102.80	1.6%	100.0%

Note:  Region categorization is based on STR designation.

Page | 20

Apple Hospitality REIT, Inc.
Comparable Hotels Operating Metrics by Chain Scale
Three Months ended December 31
(Unaudited)

Chain Scale/Brand		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q4 2017	Q4 2016	% Change	Q4 2017	Q4 2016	% Change	Q4 2017	Q4 2016	% Change	Q4 2017
Upscale
Courtyard	40	70.1%	68.6%	2.2%	$129.20	$128.33	0.7%	$90.58	$88.04	2.9%	18.1%
Hilton Garden Inn	42	71.4%	71.1%	0.5%	$129.73	$128.65	0.8%	$92.67	$91.48	1.3%	19.1%
Homewood Suites	34	79.6%	77.1%	3.3%	$135.20	$131.14	3.1%	$107.63	$101.05	6.5%	14.0%
Residence Inn	34	77.5%	75.0%	3.3%	$141.84	$137.52	3.1%	$109.98	$103.20	6.6%	17.4%
SpringHill Suites	17	70.5%	73.3%	(3.8)%	$116.74	$114.48	2.0%	$82.25	$83.87	(1.9)%	6.2%
Upscale Total	167	73.6%	72.5%	1.5%	$131.75	$129.27	1.9%	$96.97	$93.76	3.4%	74.8%

Upper Midscale
Fairfield Inn/Fairfield Inn & Suites	11	76.3%	75.7%	0.8%	$116.40	$114.38	1.8%	$88.81	$86.53	2.6%	4.0%
Hampton Inn/Hampton Inn & Suites	36	72.9%	72.7%	0.3%	$123.28	$121.38	1.6%	$89.92	$88.29	1.8%	12.5%
Home2 Suites	8	72.4%	71.5%	1.2%	$122.82	$122.01	0.7%	$88.88	$87.20	1.9%	2.7%
TownePlace Suites	12	70.6%	69.1%	2.1%	$98.90	$96.98	2.0%	$69.79	$67.06	4.1%	2.7%
Upper Midscale Total	67	73.1%	72.5%	0.7%	$118.44	$116.61	1.6%	$86.54	$84.59	2.3%	21.9%

Upper Upscale
Embassy Suites	2	83.2%	78.2%	6.3%	$150.98	$139.84	8.0%	$125.55	$109.38	14.8%	1.2%
Marriott	2	62.8%	55.9%	12.4%	$148.11	$145.18	2.0%	$93.04	$81.12	14.7%	2.2%
Renaissance	1	98.9%	95.7%	3.4%	$289.32	$288.64	0.2%	$286.25	$276.26	3.6%	(0.1)%
Upper Upscale Total	5	75.0%	69.3%	8.3%	$182.59	$179.24	1.9%	$136.91	$124.16	10.3%	3.3%

Total Portfolio	239	73.5%	72.4%	1.5%	$130.28	$127.82	1.9%	$95.78	$92.55	3.5%	100.0%

Note:  Chain scale categorization is based on STR designation.

Apple Hospitality REIT, Inc.
Comparable Hotels Operating Metrics by Chain Scale
Years ended December 31
(Unaudited)

Chain Scale/Brand		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	YTD 2017	YTD 2016	% Change	YTD 2017	YTD 2016	% Change	YTD 2017	YTD 2016	% Change	YTD 2017
Upscale
Courtyard	40	74.2%	73.4%	1.1%	$138.95	$139.98	(0.7)%	$103.09	$102.69	0.4%	19.4%
Hilton Garden Inn	42	75.6%	76.6%	(1.3)%	$133.57	$132.35	0.9%	$100.92	$101.35	(0.4)%	18.5%
Homewood Suites	34	82.2%	81.2%	1.2%	$136.43	$134.67	1.3%	$112.18	$109.40	2.5%	13.2%
Residence Inn	34	80.6%	79.4%	1.5%	$147.46	$144.84	1.8%	$118.85	$114.96	3.4%	17.0%
SpringHill Suites	17	76.9%	77.4%	(0.7)%	$120.30	$118.47	1.5%	$92.50	$91.72	0.9%	6.5%
Upscale Total	167	77.5%	77.2%	0.4%	$136.77	$135.58	0.9%	$105.99	$104.70	1.2%	74.6%

Upper Midscale
Fairfield Inn/Fairfield Inn & Suites	11	78.9%	78.4%	0.6%	$118.91	$117.08	1.6%	$93.84	$91.81	2.2%	3.7%
Hampton Inn/Hampton Inn & Suites	36	77.3%	77.4%	(0.1)%	$128.05	$126.93	0.9%	$99.04	$98.24	0.8%	13.1%
Home2 Suites	8	79.3%	77.3%	2.6%	$128.22	$126.02	1.7%	$101.64	$97.35	4.4%	2.9%
TownePlace Suites	12	75.5%	75.1%	0.5%	$103.82	$100.08	3.7%	$78.36	$75.14	4.3%	3.0%
Upper Midscale Total	67	77.5%	77.2%	0.4%	$122.87	$121.06	1.5%	$95.26	$93.45	1.9%	22.7%

Upper Upscale
Embassy Suites	2	86.9%	82.1%	5.8%	$171.46	$170.49	0.6%	$149.05	$140.04	6.4%	1.4%
Marriott	2	65.5%	61.9%	5.8%	$149.05	$147.79	0.9%	$97.62	$91.49	6.7%	1.9%
Renaissance	1	94.3%	88.6%	6.5%	$250.34	$263.15	(4.9)%	$236.13	$233.09	1.3%	(0.6)%
Upper Upscale Total	5	76.6%	72.3%	6.0%	$178.59	$180.42	(1.0)%	$136.89	$130.52	4.9%	2.7%

Total Portfolio	239	77.5%	77.0%	0.6%	$134.75	$133.45	1.0%	$104.40	$102.80	1.6%	100.0%

Note:  Chain scale categorization is based on STR designation.
Page | 21

Apple Hospitality REIT, Inc.
Comparable Hotels Operating Metrics by Location
Three Months ended December 31
 (Unaudited)

Location		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q4 2017	Q4 2016	% Change	Q4 2017	Q4 2016	% Change	Q4 2017	Q4 2016	% Change	Q4 2017
STR Location
Airport	16	77.2%	77.7%	(0.7)%	$131.26	$124.88	5.1%	$101.29	$97.05	4.4%	6.7%
Interstate	8	67.7%	70.8%	(4.4)%	$105.98	$106.92	(0.9)%	$71.78	$75.72	(5.2)%	2.3%
Resort	9	75.0%	76.1%	(1.4)%	$124.12	$118.63	4.6%	$93.13	$90.29	3.1%	4.1%
Small Metro/Town	19	67.6%	68.5%	(1.3)%	$107.88	$107.41	0.4%	$72.97	$73.63	(0.9)%	4.4%
Suburban	148	74.4%	72.4%	2.8%	$127.38	$124.75	2.1%	$94.77	$90.29	5.0%	60.4%
Urban	39	72.2%	71.4%	1.1%	$150.81	$150.83	(0.0)%	$108.85	$107.69	1.1%	22.1%

Total Portfolio	239	73.5%	72.4%	1.5%	$130.28	$127.82	1.9%	$95.78	$92.55	3.5%	100.0%

Note:  Location categorization is based on STR designation.

Apple Hospitality REIT, Inc.
Comparable Hotels Operating Metrics by Location
Years ended December 31
(Unaudited)

Location		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	YTD 2017	YTD 2016	% Change	YTD 2017	YTD 2016	% Change	YTD 2017	YTD 2016	% Change	YTD 2017
STR Location
Airport	16	81.6%	82.1%	(0.6)%	$132.65	$128.83	3.0%	$108.26	$105.81	2.3%	6.6%
Interstate	8	71.7%	73.0%	(1.7)%	$110.92	$112.42	(1.3)%	$79.55	$82.02	(3.0)%	2.4%
Resort	9	80.6%	79.3%	1.7%	$140.50	$136.60	2.9%	$113.30	$108.27	4.6%	4.9%
Small Metro/Town	19	72.0%	72.4%	(0.5)%	$112.03	$109.93	1.9%	$80.65	$79.55	1.4%	4.7%
Suburban	148	77.6%	76.7%	1.1%	$131.00	$130.29	0.5%	$101.62	$99.94	1.7%	58.6%
Urban	39	77.8%	78.0%	(0.3)%	$156.28	$154.89	0.9%	$121.63	$120.85	0.6%	22.8%

Total Portfolio	239	77.5%	77.0%	0.6%	$134.75	$133.45	1.0%	$104.40	$102.80	1.6%	100.0%

Note:  Location categorization is based on STR designation.

Page | 22